EXHIBIT 32.1

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         The undersigned hereby certify that the Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 filed by TD AMERITRADE Holding Corporation with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of TD AMERITRADE Holding Corporation.



Dated:  May 8, 2006                  /s/ JOSEPH H. MOGLIA
                                     --------------------
                                     Joseph H. Moglia
                                     Chief Executive Officer



Dated:  May 8, 2006                  /s/ JOHN R. MACDONALD
                                     ---------------------
                                     John R. MacDonald
                                     Executive Vice President, Chief Financial
                                        Officer and Chief Administrative Officer